Exhibit 10.2.1
Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 71 (CA)
SOW:	☑ Yes
☐ No
AMENDMENT NO. 71 (CA)
TO
CONTRACTOR SERVICES AGREEMENT FOR NPAC/SMS
FOR
CANADIAN SERVICE AREA

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 71 (CA)
SOW:	☑ Yes
☐ No
AMENDMENT NO. 71 (CA)
UNDER
CONTRACTOR SERVICES AGREEMENT FOR NUMBERING
ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM FOR
CANADIAN SERVICE AREA
Help Desk Only Access
1. PARTIES
This Amendment No. 71 (CA) (this “Amendment”) is entered into pursuant to Article 13 and Article 30 of, and upon execution shall be a part of, the Contractor Services Agreement for Number Portability Administration Center/Service Management System (the “Master Agreement”) by and between NeuStar, Inc., a Delaware corporation (“Contractor”) and the Canadian LNP Consortium Inc., a corporation incorporated under the laws of Canada (the “Customer”).
2. EFFECTIVENESS
This Amendment shall be effective as of the last date of execution below (the “Amendment Effective Date”) only upon execution of this Amendment by Contractor and Customer. The number in the upper left-hand corner refers to this Amendment. Undefined capitalized terms used herein shall have the meanings ascribed by the Master Agreement.
3. HELP DESK ONLY ACCESS
     3.1 Statement of Intent
This SOW provides for an alternative porting process (other than LTI or SOA) for Users who have minimal porting requirements in any twelve (12) consecutive month period during the term of the Master Agreement, commencing the Effective Date (each, a “Rolling 12 Month Period”). The Parties wish to establish, pursuant to this SOW, a process whereby such Users can, through Contractor’s Help Desk, require Contractor to manually enter TN Porting Event requests in the NPAC/SMS, up to a specified maximum number of TN Porting Events in any Rolling 12 Month Period.
     3.2 Scope of Additional Services

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 71 (CA)
SOW:	☑ Yes
☐ No
Beginning five (5) Business Days after the Amendment Effective Date, Contractor shall perform the Additional Services set forth herein. The Additional Services under this SOW consist exclusively of the process whereby a Help Desk Only User can, through Contractor’s Help Desk, require Contractor to manually enter TN Porting Event requests in the NPAC/SMS, up to a specified maximum number of TN Porting Events in any Rolling 12 Month Period.
     3.3 Out of Scope Services
This SOW contains the agreed upon terms and conditions that shall govern Contractor’s performance of the Additional Services described herein. The Additional Services provided for in this SOW shall not be interpreted, implied, or assumed to include any other service(s) (hereinafter, “Out of Scope Services”), which Out of Scope Services shall be provided in accordance with the Master Agreement and, specifically, Article 13 (Additional Services) of the Master Agreement.
     3.4 Project Phases
There are no project phases for this SOW.
     3.5 Exhibit E of Master Agreement
The following is added as a new row to Exhibit E, Schedule 1, Section 2 of the Master Agreement, immediately after the row for the Service Element entitled “NPAC Support Manual Request”:

			Price	Price
			U.S.	Canadian
Category	Service Element	Unit	Dollars	Dollars
	NPAC User Support Manual Request (Help Desk Only Access)3A	per manual operation request	$[* * *] If the request occurs outside of Normal Business Hours, $[* * *] per hour, or fraction thereof, will be charged in addition to the $[* * *].	$[* * *]

3A	The NPAC User Support Manual Request (Help Desk Only Access) is intended for Users with minimal porting needs. In order for a User to submit an NPAC User Support Manual Request (Help Desk Only Access), such User must be a Help Desk Only User. A Help Desk Only User is a User whose Help Desk Only User Registration Form has been approved by the Contractor. A

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 71 (CA)
SOW:	☑ Yes
☐ No
A Help Desk Only User cannot have an LTI, SOA, LSMS or other interface to the NPAC/SMS. If a Help Desk Only User has caused more than [* * *] TN Porting Events in the immediately preceding twelve-month period (each, a “Rolling 12 Month Period”), calculated on a monthly basis, then the User must make other provisioning arrangements; e.g., use LTI, SOA or Service Bureau services.
The charge for the NPAC User Support Manual Request (Help Desk Only Access) applies to each manual operation request to the NPAC staff to perform a SOA or SOA-like function through the OpGUI interface that could otherwise be performed by Users directly (such as service orders to create or activate a number, disconnect a number or modify a number).  If the NPAC User Support Manual Request (Help Desk Only Access) concerns a telephone number(s), then the charge applies per telephone number or range of contiguous telephone numbers, regardless of the number of creates, modifies, or deletes of values in a Subscription Version (SV) that are accomplished simultaneously.  A charge for an NPAC User Support Manual Request (Help Desk Only Access) applies regardless of the time of day the request is made or fulfilled, and is in addition to any other charges that currently are applicable, including charges for services performed outside of Normal Business Hours.
Upon receipt of an NPAC User Support Manual Request (Help Desk Only Access), whereby the requested manual operation conforms with all applicable NPAC/SMS specifications from a Help Desk Only User, Contractor shall take all such action as is necessary to enter the request into the NPAC/SMS and schedule the processing of such request by the due date specified in the request.
     3.6 Method & Procedures
Contractor and Customer will develop appropriate methods and procedures and a User Registration Form in connection with Help Desk Only Access.
     3.7 Reservation
The Parties agree that nothing herein shall in any way limit or diminish (1) the scope of services currently available to the Users under the Service Element entitled “NPAC User Support Manual Request” available to Users who are not Help Desk Only Users, or (2) the scope or application of any of the Service Levels or Service Level Requirements set forth in the Master Agreement which, for greater certainty, shall apply to NPAC User Support Manual Requests as applicable.
4. APPLICABLE DOCUMENTS
The following internal documents are applicable to the Additional Services contemplated under this Amendment:

N/A	Functional Requirements Specifications
N/A	Requirements Traceability Matrix
N/A	External Design

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 71 (CA)
SOW:	☑ Yes
☐ No

N/A	System Design
N/A	Detailed Design
N/A	Integration Test Plan
N/A	System Test Plan
N/A	Software Quality Assurance Program Report
☑	User Documentation
N/A	Software Configuration Management Plan
N/A	Standards and Metrics
5. IMPACTS ON MASTER AGREEMENT
The following portions of the Master Agreement are impacted by this Amendment:

None	Master Agreement
None	Exhibit B Functional Requirements Specification
None	Exhibit C Interoperable Interface Specification
☑	Exhibit E Pricing Schedules
None	Exhibit F Project Plan and Test Schedule
None	Exhibit G Service Level Requirements
None	Exhibit H Reporting and Monitoring Requirements
None	Exhibit I Key Personnel
None	Exhibit J User Agreement Form
None	Exhibit K External Design
None	Exhibit L Additional Terms and Conditions of Software License
None	Exhibit M Software Escrow Agreement
None	Exhibit O Statement of Work Cost Principles
6. MISCELLANEOUS
     6.1 Counterparts
This Amendment may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.
     6.2 Continuation of Master Agreement and User Agreement
Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the date hereof, any reference in either the Master

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 71 (CA)
SOW:	☑ Yes
☐ No
Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit as modified and amended by this Amendment. From and after the Amendment Effective Date, this Amendment shall be a part of the Master Agreement and, as such, shall be subject to the terms and conditions therein.
     6.3 Entire Agreement
This Amendment sets forth the entire understanding between the Parties with regard to the subject matter hereof and supersedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto.
[THIS SPACE INTENTIONALLY LEFT BLANK]

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 71 (CA)
SOW:	☑ Yes
☐ No
IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment No. 71(CA):

CONTRACTOR: NeuStar, Inc.

Signature:	/s/ Bradley D. Smith

Name: Bradley D. Smith

Title: VP, Finance & Corporate Controller

Date: Dec. 22, 2008

CUSTOMER: Canadian LNP Consortium Inc.

Signature:	/s/ JR Sarrazin

Name: JR Sarrazin

Title: President

Date: DEC 20/2008

CONFIDENTIAL